UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. [ ])

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]	Preliminary Proxy Statement

[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.
[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Eagle Bulk Shipping Inc.

300 First Stamford Place, 5th Floor

Stamford, Connecticut 06902

(203) 276-8100

           , 2016

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036 at [ : ] a.m., local time, on      , 2016 (the “Special Meeting”). On the following pages you will find the formal Notice of Special Meeting of Shareholders and proxy statement.

The actions expected to be taken at the Special Meeting are described in detail in the accompanying Notice of Special Meeting of Shareholders and proxy statement.

Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted at the Special Meeting. Accordingly, please sign, date and mail the enclosed proxy card as soon as possible in the envelope provided or vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card. If you decide to attend the Special Meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

I hope that you will attend the Special Meeting, and I look forward to seeing you there.

Sincerely,

Paul M. Leand, Jr. Chairman of the Board

(This page intentionally left blank.)

Eagle Bulk Shipping Inc.

300 First Stamford Place, 5th Floor

Stamford, Connecticut 06902

(203) 276-8100

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON       , 2016

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle Bulk Shipping,” the “Company,” “we,” “us,” or “our”), will be held on      , 2016, at [ : ] a.m., local time, at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036, for the following purposes:

1.

To ratify, for purposes of complying with The NASDAQ Stock Market LLC (“NASDAQ”) Listing Rule 5635(d), the issuance of shares of our common stock, par value US$0.01 per share (“Common Stock”), in connection with the entry into a Second Lien Loan Agreement (the “Second Lien Loan Agreement”), dated as of March 30, 2016, by and among Eagle Shipping LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands and a wholly-owned subsidiary of the Company (“Eagle Shipping”), as borrower, certain of its subsidiaries, as guarantors, certain lenders thereunder (the “Second Lien Lenders”) and Wilmington Savings Fund Society, FSB as agent for the Second Lien Lenders (the “Agent”), in an amount equal to 20% or more of our Common Stock outstanding before the issuance of such shares;

2.

To ratify, for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of shares of our Common Stock, in connection with the entry into the Second Lien Loan Agreement, to certain directors and officers of the Company;

3.

To approve an amendment to Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 700,000,000;

4.

To approve an amendment to Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of between 1-for-10 and 1-for-50, inclusive; and

5.

To approve one or more adjournments to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposals No. 1, No. 2, No. 3 or No. 4.

The Board of Directors has fixed the close of business on May 10, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). Only shareholders of record as of the Record Date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. A list of such shareholders will be available at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting to be Held on , 2016:

Pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”), the Company is required to post its proxy materials on the Internet, and we are permitted to provide only a Notice of Internet Availability of Proxy Materials to shareholders. However, for this Special Meeting, we have chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials on the Internet, we are also sending a full set of our proxy materials to our shareholders by mail.

The proxy statement for the Special Meeting, together with the accompanying form of proxy, are available on the Internet at www.proxyvote.com.

Whether or not you expect to attend the Special Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.

If you plan to attend in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification, such as a driver’s license or passport.

By Order of the Board of Directors,

Adir Katzav Chief Financial Officer and Secretary

Stamford, Connecticut

      , 2016

Eagle Bulk Shipping Inc.

300 First Stamford Place, 5th Floor

Stamford, Connecticut 06902

(203) 276-8100

__________________

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD      , 2016

__________________

This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. (“Eagle Bulk Shipping,” the “Company,” “we,” “us,” or “our”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (the “Board of Directors”) for use in voting at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036, on     , 2016, at [ : ] a.m., local time, and at any adjournment or postponement thereof. If you plan to attend in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification such as a driver’s license or passport.

This proxy statement for the Special Meeting, together with the accompanying form of proxy, are first being mailed or otherwise distributed to shareholders on or about    , 2016.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1

PROPOSAL NO. 1	7

General	7
Purpose and Background for Shareholder Approval	8
Potential Effects of Approving Proposal No. 1	8
Voting Agreements with the Company	8
Vote Required	8
Recommendation of the Board of Directors	9

PROPOSAL NO. 2	10

General	10
Purpose and Background for Shareholder Approval	10
Interests of the Company’s Directors and Executive Officers in the Proposal	11
Potential Effects of Approving Proposal No. 2	11
Vote Required	11
Recommendation of the Board of Directors	11

PROPOSAL NO. 3	12

General	12
Purpose and Background for Shareholder Approval	12
The Authorized Share Increase Amendment	12
Effective Date	13
Potential Effects of Approving Proposal No. 3	13
Potential Anti-Takeover Implications of the Share Capital Increase	13
Other Provisions that may affect the Acquisition of Control of the Company	14
No Appraisal Rights	14
Voting Agreements with the Company	15
Vote Required	15
Recommendation of the Board of Directors	15

PROPOSAL NO. 4	16

General	16
Purpose and Background for Shareholder Approval	17
The Reverse Stock Split Amendment	18
Effective Date	18
Potential Effects of Approving Proposal No. 4	19
Potential Anti-Takeover Implications of the Reverse Stock Split	20
Effect on Beneficial Holders of Common Stock	21
Effect on Registered “Book-Entry” Holders of Common Stock	21
Fractional Shares	21
Accounting Consequences	22
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split	22
Tax Consequences of the Reverse Stock Split to U.S. Holders	23

i

Impact of Potential Reverse Stock Split Upon Other Data Contained in this Proxy Statement	27
No Appraisal Rights	27
Voting Agreements with the Company	27
Vote Required	27
Recommendation of the Board of Directors	27

PROPOSAL NO. 5	28

General	28
Vote Required	28
Recommendation of the Board of Directors	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29

Ownership of Common Stock	29
Section 16(a) Beneficial Ownership Reporting Compliance	31

EXECUTIVE COMPENSATION	32

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	43

OTHER MATTERS	43

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why did I receive a full set of proxy materials?

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have chosen to follow the “full set” delivery option to disseminate our proxy materials, and therefore, although we are posting a full set of our proxy materials on the Internet, we are also sending a full set of our proxy materials, including a proxy card, to our shareholders by mail.

Why am I receiving these proxy materials?

Our Board of Directors has sent you this proxy statement and the enclosed proxy card because you owned shares of the Company’s common stock, par value US$0.01 per share (“Common Stock”), as of the close of business on May 10, 2016, the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). Your proxy is being solicited by our Board of Directors for use at the Special Meeting. You are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, as described below. If you vote by telephone or over the Internet, you do not need to mail back your proxy card.

What is included in these proxy materials?

These materials include:

●	this proxy statement for the Special Meeting; and

●	the proxy card for the Special Meeting.

Can I find additional information on the Company’s website?

Yes. Our website is www.eagleships.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our Second Amended and Restated Articles of Incorporation and Second Amended and Restated By-Laws. The Company also makes available on its website its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC. You may read and copy any document we file with the SEC at the SEC's public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference facilities. Our SEC filings are also available to the public at the SEC's web site at www.sec.gov. The information on our website is not incorporated by reference into this proxy statement.

What is the purpose of the Special Meeting?

At the Special Meeting, shareholders will be asked to consider and vote upon the following matters:

●

To ratify, for purposes of complying with The NASDAQ Stock Market LLC (“NASDAQ”) Listing Rule 5635(d), the issuance of shares of our Common Stock, in connection with the entry into a Second Lien Loan Agreement (the “Second Lien Loan Agreement”), dated as of March 30, 2016, by and among Eagle Shipping LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands and a wholly-owned subsidiary of the Company (“Eagle Shipping”), as borrower, certain of its subsidiaries, as guarantors, certain lenders thereunder (the “Second Lien Lenders”) and Wilmington Savings Fund Society, FSB as agent for the Second Lien Lenders (the “Agent”), in an amount equal to 20% or more of our Common Stock outstanding before the issuance of such shares (“Proposal No. 1”);

●

To ratify, for purposes of complying with NASDAQ Listing Rule 5635(c), the issuance of shares of our Common Stock, in connection with the entry into the Second Lien Loan Agreement, to certain directors and officers of the Company (“Proposal No. 2”);

●

To approve an amendment to Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 700,000,000, (“Proposal No. 3”);

●

To approve an amendment to Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of between 1-for-10 and 1-for-50, inclusive (“Proposal No. 4”); and

●

To approve one or more adjournments to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposals No. 1, No. 2, No. 3 or No. 4 (“Proposal No. 5”).

The Board of Directors of the Company is seeking shareholder approval of Proposals No. 1, No. 2, No. 3 and No. 4 primarily so that the Company may comply with its obligations under the Second Lien Loan Agreement. If Proposals No. 1, No. 2, No. 3 and No. 4 are approved, the Company will first implement Proposal No. 3 to increase the number of authorized shares of Common Stock, issue and deliver the shares of Common Stock under the Second Lien Loan Agreement for which approval is being sought under Proposals No. 1 and No. 2, and finally effect a reverse stock split under Proposal No. 4.

Who is entitled to vote at the Special Meeting?

Only shareholders of record as of the Record Date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had 38,287,504 shares of Common Stock issued and outstanding and entitled to vote. In compliance with interpretations of NASDAQ Listing Rule 5635, this amount does not include any of the 2L Shares (as defined below) issued to the Second Lien Lenders under the Second Lien Loan Agreement.

How many votes do I have?

Each share of Common Stock outstanding on the Record Date, except for the 2L Shares (as defined below), will be entitled to one vote on each matter submitted to a vote of the shareholders. Cumulative voting by shareholders is not permitted.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote:

(1) “FOR” Proposal No. 1;

(2) “FOR” Proposal No. 2;

(3) “FOR” Proposal No. 3;

(4) “FOR” Proposal No. 4; and

(5) “FOR” Proposal No. 5, if necessary or appropriate.

How can I vote my shares?

You can vote either in person at the Special Meeting or by proxy whether or not you attend the Special Meeting. You can vote by proxy as follows:

●

by mail – If you are a shareholder of record, you may submit your proxy by dating and signing the proxy card that is included in the paper proxy materials that was first mailed to you on    , 2016 and mailing it in the enclosed, postage paid envelope or, if you are a beneficial owner of shares held in “street name,” you may submit your proxy by filling out the voting instruction form provided by your broker, trustee or other nominee, and mailing it in the enclosed, postage paid envelope. Votes submitted by written proxy must be received by 5:00 p.m. local time on the day before the Special Meeting.

●

by telephone or by Internet – If you have telephone or Internet access, you may submit your proxy via our electronic voting platform at www.proxyvote.com or submit a proxy by telephone at (800) 690-6903 until 11:59 p.m. local time on the day before the Special Meeting by following the instructions provided in the Notice, or if you received a printed version of our proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction form.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

If you attend the Special Meeting, you may vote in person, even if you have previously submitted a proxy. Your attendance at the Special Meeting will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is exercised or unless you vote your shares in person at the Special Meeting. If you require directions to attend the meeting, please send a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, telephone (203) 276-8100.

What do I need to bring to be admitted to the Special Meeting?

If you plan to attend the Special Meeting in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification, such as a driver’s license or passport. In addition, if your shares are held in the name of your broker, trustee or other nominee and you wish to attend the Special Meeting, you must bring an account statement or letter from the broker, trustee or other nominee indicating that you were the owner of the shares as of the Record Date.

How may I vote my shares in person at the Special Meeting?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Special Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you are also invited to attend the Special Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain and present to us a “legal proxy” from your broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters, including the approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock (Proposal No. 3) and to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock (Proposal No. 4). Your broker does not have discretionary authority to vote your shares without receiving your instructions with respect to Proposals No. 1 and No. 2, the ratification of the Additional Share Issuance (as defined below) in connection with the entry into the Second Lien Loan Agreement and the ratification of the Director and Officer Issuance (as defined below) to certain directors and officers of the Company, respectively.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Special Meeting, Proposals No. 3 and No. 4 are considered routine, which means that your broker, trustee or other nominee can vote your shares on Proposals No. 3 and No. 4 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker “non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

What is a broker “non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposals No. 3 and No. 4, concerning approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock and to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, respectively, are items on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Thus, we do not expect there to be any broker “non-votes” on Proposals No. 3 and No. 4. Brokerage firms may not vote with respect to Proposals No. 1 and No. 2, concerning the ratification of the Additional Share Issuance (as defined in below) in connection with the entry into the Second Lien Loan Agreement and the ratification of the Director and Officer Issuance (as defined below) to certain directors and officers of the Company, respectively, without their clients having furnished voting instructions. Thus, there may be broker “non-votes” with respect to Proposals No. 1 and No. 2, but they will have no effect on Proposals No. 1 and No. 2.

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions will not be counted as having been voted and will have the same impact as a vote that is marked “AGAINST” for purposes of Proposals No. 1, No. 2, No. 3 and No. 4.

Who will count the votes?

The Company’s proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspector of election.

Could other matters be decided at the Special Meeting?

No. Under the Company’s Second Amended and Restated Bylaws, only business stated in the Notice of Special Meeting of Shareholders (or any supplement thereto) shall be transacted at the Special Meeting or any adjournment or postponement thereof.

How can I change my vote or revoke my proxy?

Any person signing a proxy card in the form to be mailed to you on or about , 2016, has the power to revoke it prior to the Special Meeting or at the Special Meeting prior to the vote. A proxy may be revoked by any of the following methods:

●	by writing a letter delivered to Adir Katzav, Secretary of Eagle Bulk Shipping, 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, stating that the proxy is revoked;

●	by submitting in writing, by telephone or Internet another proxy with a later date; or

●	by attending the Special Meeting and (i) voting in person or (ii) hand delivering a written notice of revocation to the Secretary of the Special Meeting before we begin voting.

Please note that attendance at the Special Meeting alone will not revoke a previously given proxy.

What are the quorum and voting requirements to approve the proposals described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Special Meeting, a quorum (a majority of the aggregate number of shares of the Company’s Common Stock issued and outstanding and entitled to vote as of the record date for the Special Meeting) must be present in person or by proxy.

A majority of the shares present in person, or represented by proxy, at the Special Meeting and entitled to vote on such matters is required for approval of Proposals No. 1 and No. 2, concerning the ratification of the Additional Share Issuance (as defined below) in connection with the entry into the Second Lien Loan Agreement and the ratification of the Director and Officer Issuance (as defined below) to certain directors and officers of the Company, respectively. A majority of the total number of shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Special Meeting is required for approval of Proposals No. 3 and No. 4, concerning approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock and to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, respectively.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy solicitation and the Special Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in “street name” for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

PROPOSAL NO. 1

RATIFICATION, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK, IN CONNECTION WITH THE ENTRY INTO THE SECOND LIEN LOAN AGREEMENT IN AN AMOUNT EQUAL TO 20% OR MORE OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH SHARES

General

As previously reported on our Current Report on Form 8-K filed with the SEC on March 30, 2016, on March 30, 2016, Eagle Shipping entered into the Second Lien Loan Agreement with the Second Lien Lenders and the Agent. The Second Lien Lenders include certain of our existing shareholders, who held approximately 75% of our outstanding equity prior to entry into the Second Lien Loan Agreement, as well as other investors including the Chairman of the Company’s Board of Directors (the “Chairman”) and Chief Executive Officer. The Second Lien Loan Agreement provided for a term loan in the amount of $60,000,000 (the “Second Lien Facility”), and matures on January 14, 2020. The term loan under the Second Lien Facility bears interest at a rate of LIBOR plus 14.00% per annum (with a 1.0% LIBOR floor) or the Base Rate (as defined in the Second Lien Loan Agreement) plus 13.00% per annum, paid in kind quarterly in arrears.

In connection with the entry into the Second Lien Loan Agreement, the Company agreed to issue up to 344,587,536 shares of Common Stock (the “2L Shares”) to the Second Lien Lenders pro rata based on their participation in the Second Lien Facility. The 2L Shares issued to the Second Lien Lenders will represent approximately 90% of the Company’s outstanding Common Stock, assuming shareholder approval of Proposals No. 1, No. 2 and No. 3. The issuance of the 2L Shares is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The 2L Shares are expected to be delivered in two steps to the Second Lien Lenders.

In the first step, the Company issued and delivered 7,425,519 shares of Common Stock, representing approximately 19.4% of the Company’s pre-transaction amount of outstanding shares of Common Stock, to the Second Lien Lenders (the “Initial Share Issuance”). In the second step and subject to the approval of Proposals No. 1 and No. 3 by our shareholders, the Company will issue and deliver up to an additional 335,192,945 shares of Common Stock (which amount does not include the shares subject to shareholder approval under Proposal No. 2), representing more than 20% of the Company’s current share count, to the Second Lien Lenders (the “Additional Share Issuance”). In the aggregate, we expect 337,796,550 2L Shares to be issued and outstanding (out of a total potential 344,587,536), and our aggregate issued and outstanding shares of Common Stock to be 376,084,054 (out of a total potential 382,875,040), before giving effect to the Reverse Stock Split (as defined below) under Proposal No. 4. The total potential amounts presented in the previous sentence include shares of Common Stock that may be issued under the Second Lien Loan Agreement to any incremental lenders for additional loans, if any, by the Company, which may be made under the Second Lien Loan Agreement.

Purpose and Background for Shareholder Approval

Our Common Stock is listed on the NASDAQ Global Select Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Listing Rule 5635(d) requires shareholder approval when, in connection with a transaction other than a public offering, a transaction involves the issuance by a company of common stock equal to 20% or more of the common stock outstanding before such issuance.

In compliance with NASDAQ Listing Rule 5635(d), the Second Lien Loan Agreement imposed a cap of 19.9% of the total shares of Common Stock outstanding before entry into the Second Lien Loan Agreement that could be issued without shareholder approval. Shareholder approval of the Initial Share Issuance was not required at the closing of the Second Lien Loan Agreement because the Initial Share Issuance did not exceed the 19.9% cap. However, because the Additional Share Issuance exceeds the 19.9% cap, we are seeking shareholder approval of such issuance.

In order to comply with NASDAQ Listing Rule 5635(d) and to satisfy the closing conditions under the Second Lien Loan Agreement, we are seeking shareholder ratification of the issuance of more than 20% of our outstanding Common Stock. A vote “FOR” Proposal No. 1 will constitute approval of the Additional Share Issuance.

Potential Effects of Approving Proposal No. 1

Assuming shareholder ratification of the Additional Share Issuance is obtained, as well as shareholder approval of Proposals No. 2 and 3, the Second Lien Lenders will hold approximately 90% of the Company’s issued and outstanding shares of Common Stock, diluting our existing shareholders that did not participate as lenders in the Second Lien Loan Agreement. Specifically, the issuance of the 2L Shares has the effect of significantly reducing the interest of the existing shareholders that did not participate as lenders in the Second Lien Loan Agreement with respect to earnings per share, voting power, liquidation value and book and market value per share. Any additional equity or certain convertible debt or other financings in the future could result in further dilution to our shareholders. Additionally, sales in the public market of the shares of Common Stock issued to the Second Lien Lenders or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. Holders of the Company’s Common Stock are not entitled to preemptive rights with respect to any issuance of additional Common Stock.

Voting Agreements with the Company

In connection with the entry into the Second Lien Loan Agreement, the Second Lien Lenders that are current shareholders and who held approximately 75% of the outstanding shares of Common Stock prior to entry into the Second Lien Loan Agreement agreed with the Company to vote all shares of the Company’s Common Stock held by them or their affiliates that are eligible to be voted in favor of such actions as are necessary to obtain approval of Proposal No. 1.

The Company has been informed that certain of the Second Lien Lenders, in satisfaction of their voting agreement obligations under the Second Lien Loan Agreement, intend to grant the Board of Directors an irrevocable proxy and attorney-in-fact, with full power of substitution (the “Irrevocable Proxy”), to vote all of such Second Lien Lender’s shares of Common Stock eligible to be voted in connection with Proposal No. 1. Each of these Second Lien Lenders is expected to grant the Irrevocable Proxy after the Record Date and prior to the time at which the Company has commenced the solicitation of proxies under this proxy statement.

Vote Required

Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person, or represented by proxy, at the Special Meeting and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE RATIFICATION, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK, IN CONNECTION WITH THE SECOND LIEN LOAN AGREEMENT, IN AN AMOUNT EQUAL TO 20% OR MORE OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH SHARES.

PROPOSAL NO. 2

RATIFICATION, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK, IN CONNECTION WITH THE ENTRY INTO THE SECOND LIEN LOAN AGREEMENT TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY

General

As described in Proposal No. 1 above, on March 30, 2016, Eagle Shipping entered into the Second Lien Loan Agreement with the Second Lien Lenders and the Agent. In connection with the entry into the Second Lien Loan Agreement, the Company agreed to issue the 2L Shares to the Second Lien Lenders pro rata based on their participation in the Second Lien Facility. Paul Leand, Jr., our Chairman and Gary Vogel, our Chief Executive Officer and a director, are two of the Second Lien Lenders to be issued 2L Shares. Subject to the approval of Proposal No. 2 by our shareholders, the Company will issue and deliver 1,969,072 shares of Common Stock to Messrs. Leand and Vogel (the “Director and Officer Issuance”).

Purpose and Background for Shareholder Approval

Our Common Stock is listed on The NASDAQ Global Select Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Marketplace Rule 5635(c) requires shareholder approval for certain equity compensation arrangements involving the issuance of common stock by a company to its officers, directors, employees, or consultants. Under NASDAQ interpretations of Rule 5635(c), such issuance of common stock in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” and requires shareholder approval. For this purpose, market value is the closing bid price immediately preceding the time the company enters into a binding agreement to issue the securities.

Consequently, in order to comply with NASDAQ Listing Rule 5635(c) and to satisfy the closing conditions under the Second Lien Loan Agreement, we are seeking shareholder ratification of the issuance of Common Stock to Messrs. Leand and Vogel. A vote “FOR” Proposal No. 2 will constitute ratification of the Director and Officer Issuance.

Interests of the Company’s Directors and Executive Officers in the Proposal

The following table shows Messrs. Leand and Vogel’s existing ownership of our shares of Common Stock and the amount of 2L Shares to be issued to them in connection with their participation in the Second Lien Facility. Because the 2L Shares are to be issued to the Second Lien Lenders as partial consideration, and not separately identifiable consideration, for providing funding in the form of loans under the Second Lien Facility to Eagle Shipping, there is no way to easily determine the aggregate value of such shares. Accordingly, we were not able to determine and have not provided the amount of equity compensation, as contemplated under NASDAQ Stock Market Rule 5635(c), that such shares represent to Messrs. Leand and Vogel.

Name and Title	Shares Beneficially Owned	Beneficial Ownership as a Percentage of Class(1)	2L Shares	Pro Forma Shares Beneficially Owned	Pro Forma Ownership as a Percentage of Class(2)
Paul Leand, Jr., Chairman	—	—	984,536	984,536	0.3%
Gary Vogel, CEO and director (3)	325,000	0.9%	984,536	1,309,536	0.3%

TOTAL	325,000	0.9%	1,969,072	2,294,072	0.6%

(1)	Based on 38,287,504 common shares outstanding as of March 30, 2016, prior to giving effect to the transactions under the Second Lien Loan Agreement.
(2)

Pro Forma Ownership percentage based on 382,875,040 common shares outstanding, assuming shareholder approval of Proposals No. 1, No. 2 and No. 3 and that all 2L Shares to be issued to the Second Lien Lenders are issued and outstanding.

(3)

Mr. Vogel’s beneficial ownership represents 325,000 shares of our Common Stock included in Mr. Vogel’s unvested restricted stock awards granted under the 2014 Eagle Bulk Shipping Inc. Equity Incentive Plan.

Potential Effects of Approving Proposal No. 2

Assuming shareholder ratification of the Director and Officer Issuance is obtained, 1,969,072 shares of additional Common Stock will be issued and outstanding, diluting our existing shareholders that did not participate as lenders in the Second Lien Loan Agreement. Any additional equity, convertible debt or other financings in the future could result in further dilution to our existing shareholders that did not participate as lenders in the Second Lien Loan Agreement. Additionally, sales in the public market of the shares of Common Stock issued to our management and directors or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. Holders of the Company’s Common Stock are not entitled to preemptive rights with respect to any issuance of additional Common Stock.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person, or represented by proxy, at the Special Meeting and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK, IN CONNECTION WITH THE ENTRY INTO THE SECOND LIEN LOAN AGREEMENT, TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

In connection with the Second Lien Loan Agreement and the transactions thereunder and as described under Proposals No. 1 and No. 2 above, on March 29, 2016, our Board of Directors approved and is hereby soliciting shareholder approval of an amendment to the Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, from 150,000,000 to 700,000,000 (the “Share Capital Increase”). A vote “FOR” Proposal No. 3 will constitute approval of the Share Capital Increase.

If the shareholders approve Proposal No. 3, the Board of Directors will have the authority, to effect the Share Capital Increase by filing articles of amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Authorized Share Increase Amendment”) with the Registrar of Corporations of the Republic of the Marshall Islands (the “Registrar of Corporations”). If the Authorized Share Increase Amendment has not been filed with the Registrar of Corporations within one year after shareholder approval of Proposal No. 3, the Board of Directors will abandon the Share Capital Increase. If Proposal No. 3 is approved and Proposals No. 1 and No. 2 are also approved, the Board of Directors will effect the Share Capital Increase so that the Company may comply with its obligations under the Second Lien Loan Agreement. If Proposal No. 3 is approved but Proposals No. 1 and No. 2 are not approved by the Company’s shareholders, our Board of Directors reserves its right to elect not to proceed, and abandon, the Share Capital Increase if it determines, in its sole discretion, that implementing Proposal No. 3 is not in the best interests of the Company and its shareholders.

Purpose and Background for Shareholder Approval

As described in Proposals No. 1 and No. 2 above, as a result of Eagle Shipping entering into the Second Lien Loan Agreement, the Company is obligated to issue the 2L Shares, subject to shareholder approval of Proposals No. 1 and No. 2. As of March 30, 2016, prior to giving effect to the transactions under the Second Lien Loan Agreement, we had 38,287,504 shares of Common Stock issued and outstanding and approximately 107,000,000 shares of Common Stock available for issuance, taking into account shares of Common Stock reserved for the issuance of shares of Common Stock in connection with the exercise of 1,377,337 stock options and the conversion of 3,045,327 warrants. As this amount is less than the amount necessary for the Additional Share Issuance, additional authorized shares of Common Stock will enable us to fulfill our obligations under the Second Lien Loan Agreement.

Other than with respect to the Share Capital Increase, the Company has no present plans, commitments or understandings in place with regard to the use of such shares, but there can be no assurance that we will not develop such plans in the future.

The Authorized Share Increase Amendment

Approval of Proposal No. 3 would be implemented by replacing paragraph (a) of Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation with the following:

Authorized Capital Stock. The Corporation shall have the authority to issue (i) seven hundred million (700,000,000) shares of Common Stock, par value US$0.01 per share (the “Common Stock”), and (ii) shares of preferred stock, par value US$0.01 per share, subject to the limitations set forth herein (the “Preferred Stock”).

Effective Date

The Share Capital Increase, if approved by our shareholders, would become effective upon the filing or such later time as specified in the filing of the Authorized Share Increase Amendment with the Registrar of Corporations.

Potential Effects of Approving Proposal No. 3

Assuming shareholder approval of the Share Capital Increase is obtained and that the Board of Directors increases the authorized shares to 700,000,000 shares of Common Stock, and without taking into account shareholder approval and implementation of the Reverse Stock Split (as defined below), we could potentially have over 250,000,000 shares of additional Common Stock available for issuance, which amount reflects anti-dilution adjustments to the Company’s unvested stock awards, stock options and outstanding warrants. The Share Capital Increase will permit our Board of Directors to approve the issuance of shares of Common Stock in the future, without the necessity and related costs and delays of either calling a special shareholders’ meeting or waiting for an annual meeting of shareholders in order to increase the authorized capital.

The shares included in the Share Capital Increase would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The issuance in the future of any additional authorized shares of Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the ownership percentage and voting rights, of the currently outstanding shares of Common Stock. As we may need or seek to raise significant amounts of equity capital while our stock is currently trading at historic lows, such dilution may be substantial, although the Company does not have any current plans to do so. In addition, holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

Potential Anti-Takeover Implications of the Share Capital Increase

The Share Capital Increase could adversely affect the ability of third parties to take over or cause a change in control of the Company. The authorization or issuance of Common Stock, while providing desirable flexibility in connection with possible business combinations, financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company because it would enable the Company to issue additional shares of Common Stock up to the total authorized number with the effect that stockholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares of Common Stock issued. As indicated above, the purpose of the Share Capital Increase is to ensure that we have sufficient authorized Common Stock to fulfill our obligations under the Second Lien Loan Agreement. However, the Company’s excess authorized but unissued common shares not needed for the Additional Share Issuance could be issued (within the limits imposed by applicable law, regulation and NASDAQ rules) in one or more transactions that could make a change of control more difficult and therefore more unlikely. Further, because the Reverse Stock Split (as defined below) will not change the number of authorized shares of the Company’s Common Stock, the number of shares of Common Stock remaining available for issuance will increase. As such, additional shares of Common Stock would be available to compound the effects mentioned above.

Our Board of Directors did not propose the Share Capital Increase for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly. However, the Board of Directors could, in the exercise of its fiduciary duties to the Company and its shareholders, determine to issue Common Stock for such purposes in the future. The Board of Directors may also issue Common Stock for capital-raising activities or other corporate purposes that have the effect of making an acquisition of the Company materially more difficult or costly. Moreover, the Company does not currently have any agreements, commitments or understandings with respect to the issuance of the Company’s Common Stock that would be authorized upon approval of the proposed amendment.

Other Provisions that may affect the Acquisition of Control of the Company

SEC rules also require that we discuss other provisions of our Second Amended and Restated Articles of Incorporation and our Second Amended and Restated By-Laws that could make the acquisition of control of the Company or the removal of our existing management more difficult, which include the following:

●	the Company does not provide for cumulative voting for directors;

●

our Board of Directors fixes the size of the Board of Directors within certain limits, may create new directorships and may appoint new directors to serve for the full term. The Board of Directors (or its remaining members, even though less than a quorum) also may fill vacancies on the Board of Directors occurring for any reason for the remainder of the term;

●	our Board of Directors may issue preferred stock without any vote or further action by the shareholders;

●

Special Meetings of shareholders may be called only by the Board of Directors and any one or more shareholders who beneficially owns, in the aggregate, 15% or more of the aggregate voting power of all then-outstanding shares of voting stock.;

●	all shareholder actions must be taken at a regular or Special Meeting of the shareholders and cannot be taken by written consent without a meeting; and

●

the Company has advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, which generally require that shareholder proposals and nominations be provided to us between 60 and 90 days before the anniversary of our last annual meeting in order to be properly brought before a shareholder meeting.

These provisions are expected to discourage coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to first negotiate with our Board of Directors.

No Appraisal Rights

Under the Republic of the Marshall Islands Business Corporations Act, our shareholders are not entitled to appraisal rights with respect to the Share Capital Increase, and we will not independently provide shareholders with any such right.

Voting Agreements with the Company

In connection with the entry into the Second Lien Loan Agreement, the Second Lien Lenders that are current shareholders and who held approximately 75% of the outstanding shares of Common Stock prior to entry into the Second Lien Loan Agreement agreed with the Company to vote all shares of the Company’s Common Stock held by them or their affiliates that are eligible to be voted in favor of such actions as are necessary to obtain approval of Proposal No. 3.

The Company has been informed that certain of the Second Lien Lenders, in satisfaction of their voting agreement obligations under the Second Lien Loan Agreement, intend to grant the Board of Directors an Irrevocable Proxy to vote all of such Second Lien Lender’s shares of Common Stock eligible to be voted in connection with Proposal No. 3. Each of these Second Lien Lenders is expected to grant the Irrevocable Proxy after the Record Date and prior to the time at which the Company has commenced the solicitation of proxies under this proxy statement.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of our Common Stock issued and outstanding and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3, THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

In connection with the Second Lien Loan Agreement and the transactions thereunder and as described under Proposals No. 1 and No. 2 above, on March 29, 2016, our Board of Directors approved and is hereby soliciting shareholder approval of an amendment to the Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of between 1-for-10 and 1-for-50, inclusive (the “Reverse Stock Split”), to be determined by the Company’s Chairman (the “Reverse Stock Split Amendment”). A vote “FOR” Proposal No. 4 will constitute approval of the Reverse Stock Split Amendment and will grant the Chairman the authority to determine whether to implement the Reverse Stock Split.

The Reverse Stock Split is intended to be effected after the implementation of Share Capital Increase under Proposal No. 3 and the issuance and delivery of all of the 2L Shares under Proposals No. 1 and No. 2.

If the shareholders approve Proposal No. 4, the Chairman will have the authority, but not the obligation, in his sole discretion, and without further action on the part of the shareholders, to select an exchange ratio within the approved range and effect the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Registrar of Corporations at any time after its approval by the shareholders. If the Reverse Stock Split Amendment has not been filed with the Registrar of Corporations within one year after shareholder approval of Proposal No. 4, the Board of Directors will abandon the Reverse Stock Split. If one or more of Proposals No. 1, No. 2 and No. 3 are not approved by the Company’s shareholders, our Chairman reserves the right to elect not to proceed, and abandon, the Reverse Stock Split if he determines, in his sole discretion, that implementing Proposal No. 4 is not in the best interests of the Company and its shareholders.

The Board of Directors believes that enabling the Chairman to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders. In determining a ratio, if any, following the receipt of shareholder approval, the Chairman may consider, among other things, factors such as:

●	the continuing listing requirements of various stock exchanges, including the NASDAQ Global Select Market where our shares of Common Stock are currently listed for trading;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by the Chairman, no less than 10 and no more than 50 shares of existing Common Stock, as determined by the Chairman, will be combined into each share of Common Stock. No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. See “— Fractional Shares.” The Reverse Stock Split Amendment, if any, will include only the reverse split ratio determined by the Chairman to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

Purpose and Background for Shareholder Approval

We are seeking to implement a Reverse Stock Split to increase the per share trading price of the Company’s Common Stock, which will be impacted by the increase in the number of issued and outstanding shares of Common Stock required under the Second Lien Loan Agreement if Proposals No. 1, No. 2 and No. 3 are approved.

In addition, our Common Stock currently trades on the NASDAQ Global Select Market under the symbol “EGLE”. The NASDAQ Stock Market Rules contain various continued listing criteria that companies must satisfy in order to remain listed on the exchange. One of these criteria is that a company’s common stock has a bid price that is greater than or equal to $1.00 per share. On April 28, 2016, we received a letter from NASDAQ indicating that the bid price of our Common Stock for the last 30 consecutive trading days had closed below the minimum of $1.00 per share required for continued listing under NASDAQ Listing Rule 5450(a)(1) (the “Minimum Bid Rule”).

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the notification, or until October 25, 2016, to achieve compliance with the Minimum Bid Rule. The Company will regain compliance with the Minimum Bid Rule if at any time before October 25, 2016, the bid price for the Company’s Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days.

In the event the Company does not regain compliance with the Minimum Bid Rule by October 25, 2016, the Company may be eligible for an additional 180 calendar-day compliance period if it elects to transfer to The NASDAQ Capital Market so as to take advantage of the additional compliance period offered on that market. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The NASDAQ Capital Market, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period.

The primary purpose of the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to maintain the eligibility of our Common Stock for listing on the NASDAQ Global Select Market. We believe that the Reverse Stock Split would allow us to regain compliance with the Minimum Bid Rule. Our Board of Directors has considered the potential harm to us and our shareholders should NASDAQ delist our Common Stock on The NASDAQ Global Select Market. Delisting from NASDAQ would adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. In addition, the Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks.

The combination of being listed on the NASDAQ Global Select Market, the lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity and price of our Common Stock. Although we believe that the Reverse Stock Split would likely increase the price of our Common Stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of a company’s shares of common stock may in fact not change in value, or could even decline in value, after a reverse stock split and the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split. The implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by our shareholders will also proportionately decrease as a result of the overall decline in value.

The Reverse Stock Split Amendment

Approval of Proposal No. 4 would be implemented by the addition of the following paragraph to the end of Article FOURTH of the Company’s Second Amended and Restated Articles of Incorporation with the following:

“Reverse Stock Split. Upon the filing and effectiveness pursuant to the BCA of the articles of amendment adding this paragraph to Article FOURTH of these Amended and Restated Articles of Incorporation (the “Reverse Stock Split Effective Date”), each [      ] shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Date either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that in lieu of issuing any such fractional shares, fractional shares resulting from the Reverse Stock Split will be rounded down to the nearest whole share and provided, further, that shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will receive a cash payment (without interest and subject to applicable withholding taxes) in an amount per share equal to the closing price per share on NASDAQ on the trading day immediately preceding the Reverse Stock Split Effective Date. Each certificate that immediately prior to the Reverse Stock Split Effective Date represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above.”

Effective Date

The Reverse Stock Split, if approved at the Special Meeting and implemented by the Company’s Chairman, would become effective as of the first business day after the date the Reverse Stock Split Amendment is filed with the Registrar of Corporations (the “Reverse Stock Split Effective Date”). Except as explained below with respect to fractional shares, on the Reverse Stock Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, combined, converted and changed into new shares of Common Stock in accordance with the exchange ratio selected by the Chairman from the approved exchange ratio range.

Potential Effects of Approving Proposal No. 4

The immediate anticipated effect of the Reverse Stock Split would be to reduce the number of shares of our Common Stock outstanding and to increase the trading price of our Common Stock. However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse split declines. We cannot assure you that the trading price of our Common Stock after the Reverse Stock Split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

In the event the Reverse Stock Split is effected, it will be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share, in which case such fractional shares will treated as described under “— Fractional Shares.” Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

Under our Second Amended and Restated Articles of Incorporation, our authorized capital stock consists of 150,000,000 shares of Common Stock. As of March 30, 2016, prior to giving effect to the transactions under the Second Lien Loan Agreement, we had 38,287,504 shares of Common Stock issued and outstanding and approximately 107,000,000 shares of Common Stock available for issuance, taking into account shares of Common Stock reserved for the issuance of shares of Common Stock in connection with the exercise of 1,377,337 stock options and the conversion of 3,045,327 warrants. The share numbers in the previous sentence will be adjusted to account for the issuance of the 2L Shares and to give effect to the Reverse Stock Split. Pursuant to the anti-dilution provisions of the 2014 Eagle Bulk Shipping Inc. Equity Incentive Plan and the Warrant Agreement, dated as of October 15, 2014, between Eagle Bulk Shipping Inc. and Computershare Inc., as warrant agent, the equity securities and related per share exercise prices of such equity securities will similarly be adjusted.

If shareholders approve Proposals No. 1, No. 2 and No. 3 and as a result the authorized shares of Common Stock are increased to 700,000,000 shares and all of the shares of Common Stock that are issuable under the Second Lien Loan Agreement are issued, we will have 382,875,040 shares of Common Stock outstanding and could potentially have over 250,000,000 shares of Common Stock available for issuance. We expect, however, that certain shares under the Second Lien Loan Agreement may not be issued, in which case, 376,084,054 shares of Common Stock will be issued and outstanding. The Reverse Stock Split, by itself, will not change the number of authorized shares of the Company’s Common Stock. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. As such, additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into Common Stock and raising additional capital.

We currently have no plans or arrangements at this time to issue any of the additional available authorized shares of Common Stock that would result from the Reverse Stock Split. If Proposal No. 4 is approved, the additional authorized but unissued shares of Common Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board of Directors, without further action or authorization by our shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any stock exchange on which our Common Stock may be listed at such time.

Depending on the ratio for the Reverse Stock Split determined by the Chairman, a minimum of 10 and a maximum of 50 shares in aggregate of existing Common Stock will be combined into each new share of Common Stock. The actual number of shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio ultimately determined by the Chairman in his discretion.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, subject to the treatment of fractional shares. See “— Fractional Shares.”

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

In addition, because no fractional shares will be issued, fractional shares of less than one share of Common Stock after the Reverse Stock Split will be cashed out and canceled, and therefore, holders that own less than one share after giving effect to the Reverse Stock Split will not be able to participate in our future earnings or growth, if any. See “—Fractional Shares.” It also will not be possible for cashed out shareholders, if any, to re-acquire an equity interest in the Company unless they purchase an interest from a remaining shareholder or in a future equity offering by the Company. However, the Board of Directors does not intend to use the Reverse Stock Split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by the Company to take itself private at the date of this proxy statement, but we cannot assure you that the Company will not take steps in the future to do so.

After the Reverse Stock Split Effective Date, our Common Stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates, if any, with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be listed on the NASDAQ Global Select Market under the symbol “EGLE.”

Potential Anti-Takeover Implications of the Reverse Stock Split

The Reverse Stock Split could, if implemented and under certain circumstances, have an anti-takeover effect, although this is not our intent. As discussed above, the authorized shares are not being reduced by the Reverse Stock Split. Therefore, additional shares could be issued (within the limits imposed by applicable law, regulation and NASDAQ rules), in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the Reverse Stock Split. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Reverse Stock Split has been proposed with the intent to increase the per share trading price of the Company’s Common Stock, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.

The Board of Directors is not aware of any attempt to effect a change in control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Effect on Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee (i.e., shareholders who hold in “street name”) in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates). These shareholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a shareholder of record would otherwise hold a fractional share, the fractional share resulting from the Reverse Stock Split will be rounded down to the nearest whole share; and provided that shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will receive a cash payment (without interest and subject to applicable withholding taxes) in an amount per share equal to the closing price per share on NASDAQ on the trading day immediately preceding the Reverse Stock Split Effective Date. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefor, as applicable, as described above.

For example if a shareholder presently holds 1,000 shares of Common Stock, such a shareholder will hold 40 shares of Common Stock following a 1-for-25 reverse split. Similarly, if a shareholder presently holds 1,020 shares of Common Stock, such a shareholder will also hold 40 shares of Common Stock following a 1-for-25 reverse split. This is because the 40.8 shares of Common Stock such a shareholder would otherwise hold following a 1-for-25 reverse split will be rounded down from 40.8 shares of Common Stock to 40 shares of Common Stock.

Shareholders who hold less than the full number of Reverse Stock Split ratio shares, for example, less than 25 shares if the ratio were set at 1-for-25, will receive cash in lieu of fractional shares. To illustrate, if a shareholder presently holds 20 shares of Common Stock and the closing trading price of the Company’s Common Stock on the trading day immediately before the Reverse Stock Split Effective Date is $0.50 a share, such a shareholder will receive $0.40 following a 1-for-25 reverse split. This is because the 0.8 shares of Common Stock such a shareholder would otherwise hold following a 1-for-25 reverse split will be multiplied by $0.50, the hypothetical closing trading price of the Company’s Common Stock on the trading day immediately before the Reverse Stock Split Effective Date.

Under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Reverse Stock Split Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, shareholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.01 per share after the Reverse Stock Split, if implemented. As a result, on the Reverse Stock Split Effective Date, the stated capital on our balance sheet attributable to Common Stock will be reduced proportionately based on the exchange ratio selected by the Chairman from the approved range, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The shares of our Common Stock held in treasury will also be reduced proportionately based on the exchange ratio. After the Reverse Stock Split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. In addition, the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the exchange ratio selected by the Chairman. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, regulated investment companies, persons that own shares as part of a hedge, straddle, or conversion transaction, persons whose functional currency is not the U.S. dollar, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

As used herein, the term “U.S. Holder” means a beneficial owner of common stock that is: (1) an individual citizen or resident of the United States, any state thereof or the District of Columbia; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) the administration of the trust is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) a valid election is in effect under applicable Treasury Regulations to be treated as a United States person. A “Non-U.S. Holder” is a beneficial owner of common stock other than a U.S. Holder, a partnership or an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership, or any entity treated as a partnership for U.S. federal income tax purposes, holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our Common Stock, you are encouraged to consult your tax advisor.

We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment may differ from the treatment described below.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not intended to be part of a plan to increase periodically a shareholder’s proportionate interest in our earnings and profits. The discussion below assumes the Reverse Stock Split so qualifies.

Tax Consequences of the Reverse Stock Split to U.S. Holders

U.S. Holders Not Receiving Cash in the Reverse Stock Split

A U.S. Holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes, and generally should have the same adjusted tax basis and holding period in its Common Stock as such holder had immediately prior to the Reverse Stock Split.

A U.S. Holder’s aggregate tax basis in the shares of Common Stock exchanged in the Reverse Stock Split generally must be allocated to each share of Common Stock received in the Reverse Stock Split in a manner that reflects, to the greatest extent possible, that the shares of Common Stock received are received in respect of shares of Common Stock that were acquired on the same date and at the same price. To the extent it is not possible to allocate basis in this manner (for example, because the number of shares of Common Stock held by a U.S. Holder that were acquired on the same date and at the same price could not be exchanged for a whole number of shares in the Reverse Stock Split), the basis of the Common Stock exchanged must be allocated to the Common Stock received in a manner that minimizes the disparity in the holding periods of the exchanged Common Stock whose basis is allocated to any particular Common Stock received.

U.S. Holders Receiving Cash in Exchange for Common Stock in the Reverse Stock Split

A U.S. Holder’s receipt of cash in exchange for Common Stock in the Reverse Stock Split generally will be a taxable transaction to such holder for U.S. federal income tax purposes. Under the stock redemption rules of Section 302 of the Code (referred to herein as the “Section 302 tests”), a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally should be treated as a “sale or exchange” of such stock if the exchange (1) results in a “complete termination” of such holder’s interest in us, (2) is “substantially disproportionate” with respect to such holder or (3) is “not essentially equivalent to a dividend” with respect to such holder. Each of the Section 302 tests is described in more detail below.

In determining whether any of the Section 302 tests is satisfied, a U.S. Holder must take into account both Common Stock actually owned by such holder and any Common Stock considered as owned by such holder by reason of certain constructive ownership rules in the Code. Under these rules, a U.S. Holder generally will be considered to own Common Stock which such holder has the right to acquire pursuant to the exercise of an option or warrant or by conversion or exchange of a security. A U.S. Holder generally will also be considered to own Common Stock that is owned (and, in some cases, constructively owned) by some members of such holder’s family and by some entities (such as corporations, partnerships, trusts and estates) in which such holder, a member of such holder’s family or a related entity has an interest.

If any of the Section 302 tests is satisfied with respect to a U.S. Holder, and an exchange of Common Stock for cash is therefore treated as a sale or exchange for U.S. federal income tax purposes, such holder generally should recognize gain or loss equal to the difference between the amount of cash received by such holder and such holder’s adjusted tax basis in the Common Stock exchanged for cash in the Reverse Stock Split. Gain or loss must be calculated separately with respect to each block of shares of Common Stock exchanged in the Reverse Stock Split. Any gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the relevant shares of Common Stock have been held for more than one year on the date of the Reverse Stock Split. Currently, the maximum long-term capital gain rate for individual U.S. Holders is 20%; certain non-corporate U.S. Holders may be subject to an additional 3.8% Medicare tax. Certain limitations apply to the deductibility of capital losses.

Conversely, if none of the Section 302 tests is satisfied with respect to a U.S. Holder, such holder generally should be treated as having received a distribution from us in an amount equal to the cash received by such holder in the Reverse Stock Split, in which case the distribution may be taxable as a dividend to the extent of such holder’s share of our earnings and profits. To the extent that the amount of a distribution received by a U.S. Holder with respect to the Reverse Stock Split exceeds such holder’s share of our current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split and any remainder generally should be treated as capital gain from the sale or exchange of the Common Stock. To the extent that a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split is treated as a dividend, such holder’s adjusted tax basis in the Common Stock exchanged therefor may be added to the tax basis of any Common Stock retained by such holder.

Section 302 Tests

A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split must satisfy one of the following tests to be treated as a sale or exchange for U.S. federal income tax purposes:

●

Complete Termination. A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will result in a “complete termination” of such holder’s interest in us if, in connection with the Reverse Stock Split, either (i) all of the Common Stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of Common Stock actually owned by such holder is exchanged for cash, and, with respect to constructively owned shares of Common Stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such Common Stock under procedures described in Section 302(c) of the Code.

●

Substantially Disproportionate Redemption. A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will be “substantially disproportionate” with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as no longer outstanding), (i) such holder’s percentage ownership of our voting stock is less than 80% of such holder’s percentage ownership of our voting stock immediately before the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of our stock entitled to vote. For purposes of these percentage ownership tests, a holder will be considered as owning Common Stock owned directly as well as indirectly through application of the constructive ownership rules described above.

●

Not Essentially Equivalent to a Dividend. In order for a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split to qualify as “not essentially equivalent to a dividend,” such holder must experience a “meaningful reduction” in its proportionate interest in us as a result of the exchange, taking into account the constructive ownership rules described above. Whether a U.S. Holder’s exchange of Common Stock pursuant to the Reverse Stock Split will result in a “meaningful reduction” of such holder’s proportionate interest in us will depend on such holder’s particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

Each U.S. Holder is urged to consult its own tax advisor as to the application of the Section 302 tests to such holder under its particular circumstances.

Tax Consequences of the Reverse Stock Split to Non-U.S. Holders

The U.S. federal income tax rules governing Non-U.S. Holders are complex, and the following is a limited summary of some general rules applicable to certain Non-U.S. Holders with respect to the Reverse Stock Split. Each Non-U.S. Holder is urged to consult its own tax advisor regarding the U.S. federal, state, local and foreign tax consequences to such holder of the Reverse Stock Split.

A Non-U.S. Holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes.

A payment to a Non-U.S. Holder in the Reverse Stock Split that is treated as a distribution to such holder with respect to its Common Stock as described above generally will be subject to U.S. federal income tax withholding at a 30% rate.

If a Non-U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split is treated as a sale or exchange, rather than as a distribution, for U.S. federal income tax purposes, such holder generally should not be subject to U.S. federal income tax on the exchange, unless (1) in the case of a nonresident alien individual, the individual is present in the United States for 183 days or more in the taxable year of the exchange and certain other conditions are satisfied, or (2) the gain is effectively connected with a U.S. trade or business of such holder, and, if required by an applicable income tax treaty, the gain is attributable to a permanent establishment maintained by such holder in the United States. A Non-U.S. Holder that is a corporation and whose gain is effectively connected with the conduct of a trade or business within the United States also may be subject to a branch profits tax at a 30% rate (or such lower rate specified by an applicable income tax treaty).

U.S. Federal Income Tax Withholding Requirements

Because a transfer agent may not be able to determine whether a payment of cash to any particular Non-U.S. Holder should be treated as a distribution or as a sale or exchange under one of the Section 302 tests described above, the transfer agent may withhold U.S. federal income taxes equal to 30% of any gross payments made to a Non-U.S. Holder with respect to the Reverse Stock Split, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case an individual Non-U.S. Holder claiming a reduction in (or exemption from) such tax must provide the transfer agent with a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the Non-U.S. Holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides the transfer agent with an appropriate statement to that effect on a properly completed IRS Form W-8ECI. If the transfer agent does withhold U.S. federal income taxes and a Non-U.S. Holder satisfies one of the Section 302(b) tests above, such a Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld in accordance with applicable Treasury Regulations.

In addition, to prevent backup U.S. federal income tax withholding equal to 28% of the gross payments made to a holder of our Common Stock in the Reverse Stock Split, each U.S. Holder who does not otherwise establish an exemption from backup withholding must provide the transfer agent with such holder’s correct taxpayer identification number (“TIN”) or certify that such holder is awaiting a TIN, and provide certain other information by completing, under penalties of perjury, the Form W-9 included in the letter of transmittal. Non-U.S. Holders should complete and sign the appropriate IRS Form W-8, a copy of which may be obtained from the transfer agent, in order to avoid backup withholding with respect to payments made to such holders in the Reverse Stock Split.

THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE FOREGOING DOES NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF SHAREHOLDERS. YOU SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

Impact of Potential Reverse Stock Split Upon Other Data Contained in this Proxy Statement

Unless indicated to the contrary, the data contained in this proxy statement does not reflect the impact of any reverse stock split that may be effected pursuant to the terms of Proposal No. 4.

No Appraisal Rights

Under the Republic of the Marshall Islands Business Corporations Act, our shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide shareholders with any such right.

Voting Agreements with the Company

In connection with the entry into the Second Lien Loan Agreement, the Second Lien Lenders that are current shareholders and who held approximately 75% of the outstanding shares of Common Stock prior to entry into the Second Lien Loan Agreement agreed with the Company to vote all shares of the Company’s Common Stock held by them or their affiliates that are eligible to be voted in favor of such actions as are necessary to obtain approval of Proposal No. 4.

The Company has been informed that certain of the Second Lien Lenders, in satisfaction of their voting agreement obligations under the Second Lien Loan Agreement, intend to grant the Board of Directors an Irrevocable Proxy to vote all of such Second Lien Lender’s shares of Common Stock eligible to be voted in connection with Proposal No. 4. Each of these Second Lien Lenders is expected to grant the Irrevocable Proxy after the Record Date and prior to the time at which the Company has commenced the solicitation of proxies under this proxy statement.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of our Common Stock issued and outstanding and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4, THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 5

APPROVAL OF ONE OR MORE ADJOURNMENTS TO THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING CAST IN FAVOR OF PROPOSALS NO. 1, NO. 2, NO. 3 OR NO. 4

General

At the Special Meeting, if there are insufficient proxies to approve Proposals No. 1, No. 2, No. 3 or No. 4, shareholders may vote on a proposal to adjourn or postpone the Special Meeting to a later date to allow additional time to solicit additional proxies. The Board of Directors currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposals No. 1, No. 2, No. 3 and No. 4.

Vote Required

Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person, or represented by proxy, at the Special Meeting and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5, THE APPROVAL OF ONE OR MORE ADJOURNMENTS TO THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING CAST IN FAVOR OF PROPOSALS NO. 1, NO. 2, NO. 3 OR NO. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Stock as of April 29, 2016 of:

●	each person, group or entity known to the Company to beneficially own more than 5% of our stock;

●	each of our Directors and Director nominees;

●	each of our Named Executive Officers; and

●	all of our Directors and executive officers as a group.

As of the Record Date and prior to giving effect to the transactions under the Second Lien Loan Agreement, a total of 38,287,504 shares of Common Stock were outstanding and entitled to vote at the Special Meeting. Second Lien Lenders may not vote any of the 2L shares issued in connection with the transactions under the Second Lien Loan Agreement. After giving effect to the Initial Share Issuance, a total of 45,713,023 shares of Common Stock (the “Pre-Shareholder Vote Pro Forma Shares”) will be outstanding at the Special Meeting. The Pre-Shareholder Vote Pro Forma Shares do not include the Additional Share Issuance or the Director and Officer Issuance, which are subject to shareholder approval of Proposals No. 1 and No. 2, although the effects of such issuances are disclosed in the footnotes below. If shareholders approve Proposals No. 1, No. 2 and No. 3, we will have 382,875,040 shares of Common Stock (the “Post-Shareholder Vote Pro Forma Shares”) outstanding. The Post-Shareholder Vote Pro Forma Shares do not take into account the Reverse Stock Split, which assumes shareholder approval of Proposal No. 4 and implementation by the Board of Directors, or any anti-dilution adjustments to securities exercisable into equity, including the warrants.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock

	Shares Beneficially Owned
Name (1)	Number (2)	Percentage (3)
Gary Vogel (4)	325,000	*
Adir Katzav (5)	173,362	*
Randee E. Day	0	*
Justin A. Knowles	0	*
Paul M. Leand, Jr. (6)	0	*
Stanley H. Ryan	0	*
Casey F. Shanley	0	*
Bart Veldhuizen	0	*
Gary Weston	0	*
All Current Directors and Executive Officers as a group (9 persons)	498,362	1.1%
Oaktree Capital Management, L.P. (7)	18,840,304	41.2%
GoldenTree Asset Management LP (8)	7,395,814	16.2%
Canyon Capital Advisors LLC (9)	4,338,898	9.5%
Neuberger Berman Group LLC (10)	2,704,120	5.9%
Strategic Value Partners, LLC (11)	2,589,942	5.7%

________________________

* Percentage less than 1% of class.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o the Company, 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

(2)

Includes beneficial ownership of shares of Common Stock outstanding as well as beneficial ownership of shares issuable within 60 days following April 29, 2016 upon the exercise of outstanding equity securities, e.g., options, warrants, rights. However, amounts do not include anti-dilution adjustments to such securities.

(3)

Unless otherwise indicated, based on the total of 45,713,023 shares of Common Stock outstanding as of April 29, 2016. In addition, for purposes of calculating the percentage of shares held by an individual or entity, the number of shares outstanding includes shares issuable within 60 days following April 26, 2016 upon the exercise of outstanding equity securities, e.g., options, warrants, rights, but, in each case, such shares are not included in the number of shares outstanding for purposes of computing the percentage of shares held by any other person. However, shares issuable within 60 days following April 29, 2016 upon the exercise of outstanding equity securities do not include anti-dilution adjustments to such securities.

(4)

Mr. Gary Vogel’s beneficial ownership represents 325,000 shares of Common Stock included in Mr. Vogel’s unvested restricted stock awards granted under the 2014 Eagle Bulk Shipping Inc. Equity Incentive Plan. Assuming shareholder approval of Proposal No. 2, Mr. Vogel will be issued and delivered 984,536 additional shares of Common Stock and will beneficially own a total of 1,309,536 shares of Common Stock.

(5)

Mr. Adir Katzav’s beneficial ownership represents 13,401 shares of Common Stock, 82,500 shares of Common Stock in the form of unvested restricted stock awards, 1,836 shares of Common Stock issuable upon exercise of warrants and 75,625 shares of Common Stock issuable upon exercise of options.

(6)	Assuming shareholder approval of Proposal No. 2, Mr. Paul M. Leand, Jr. will be issued and delivered 984,536 shares of Common Stock and will beneficially own a total of 984,536 shares of Common Stock.

(7)

Information is based on information known to the company in connection with its obligations under the Second Lien Loan Agreement and a Schedule 13D/A filed by Oaktree Capital Management, L.P. on January 14, 2015. The Schedule 13D/A reports that the securities to which this filing relates are owned directly by OCM Opps EB Holdings, Ltd. (“EB Holdings”) and beneficially owned by EB Holdings, Oaktree Capital Management, L.P., Oaktree Holdings, Inc., Oaktree Capital Group, LLC and Oaktree Capital Group Holdings GP, LLC. According to the Schedule 13D/A, the address of the beneficial owners is c/o Oaktree Capital Group Holdings GP, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Shares listed consist of (i) 15,707,277 shares of Common Stock, outstanding prior to the execution of the Second Lien Loan Agreement, (ii) 7,279 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014 and (iii) 3,125,748 shares of Common Stock issued and delivered to funds managed by Oaktree Capital Management, L.P., as part of the Initial Share Issuance, based on its participation as a Second Lien Lender in the Second Lien Facility. Assuming shareholder approval of Proposal No. 1, funds managed by Oaktree Capital Management, L.P. will be issued and delivered 149,398,955 additional shares of Common Stock and will beneficially own a total of 168,239,259 shares of Common Stock.

(8)

Information is based on information known to the Company in connection with its obligations under the Second Lien Loan Agreement, a Schedule 13D filed by GoldenTree Asset Management LP on April 11, 2016 and a series of filings on Form 3, filed on April 1, 2016 and Form 4, filed on April 1, 2016, updating the information presented in the Schedule 13G/A filed on February 16, 2016. According to the Schedule 13D, GoldenTree Asset Management LP, GoldenTree Asset Management LLC, GoldenTree Master Fund, Ltd. and Mr. Tananbaum have beneficial ownership of the securities to which the filing relates. According to the Schedule 13G/A, the address of the beneficial owners is 300 Park Avenue, 21st Floor, New York, NY 10022. Shares listed consist of (i) 5,895,175 shares of Common Stock, outstanding prior to the execution of the Second Lien Loan Agreement, (ii) 3,468 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014, (iii) 54,963 shares of Common Stock held directly by Mr. Steven A. Tananbaum, and (iv) 1,442,208 shares of Common Stock issued and delivered to funds managed by GoldenTree Asset Management LP, as part of the Initial Share Issuance, based on its participation as a Second Lien Lender in the Second Lien Facility. Assuming shareholder approval of Proposal No. 1, funds managed by GoldenTree Asset Management LP will be issued and delivered 63,783,289 additional shares of Common Stock and will beneficially own a total of 71,179,103 shares of Common Stock.

(9)

Information is based on a Schedule 13G/A filed by Canyon Capital Advisors LLC on February 12, 2016. According to the Schedule 13G/A, Canyon Capital Advisors LLC, Mitchell R. Julis and Joshua S. Friedman have beneficial ownership of the securities to which the filing relates. According to the Schedule 13G/A, the address of the beneficial owners is 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067. Canyon Capital Advisors LLC did not participate as a Second Lien Lender in the Second Lien Facility and will not receive any shares under the Second Lien Loan Agreement..

(10)

Information is based on information known to the Company in connection with its obligations under the Second Lien Loan Agreement and a Schedule 13G filed by Neuberger Berman Group LLC on February 9, 2016. According to the Schedule 13G, the address of the beneficial owners is 605 Third Avenue, New York, NY 10158. Shares listed consist of (i) 2,159,890 shares of Common Stock, outstanding prior to the execution of the Second Lien Loan Agreement and (ii) 544,230 shares of Common Stock issued and delivered to funds managed by Neuberger Berman Group LLC, as part of the Initial Share Issuance, based on its participation as a Second Lien Lender in the Second Lien Facility. The Schedule 13G reports that the securities to which this filing relates are held directly by Neuberger Berman Group LLC, Neuberger Berman Investment Advisors LLC and Neuberger Berman LLC. Assuming shareholder approval of Proposal No. 1, funds managed by Neuberger Berman Group LLC will be issued and delivered 24,069,166 additional shares of Common Stock and will beneficially own a total of 26,773,286 shares of Common Stock,.

(11)

Information is based on information known to the Company in connection with its obligations under the Second Lien Loan Agreement and a Schedule 13G/A filed by Strategic Value Partners, LLC on February 16, 2016. The Schedule 13G/A reports that the securities to which this filing relates are held directly by Strategic Value Master Fund, Ltd. (“Fund I”), Strategic Value Special Situations Master Fund II, L.P. (“Fund II”), Strategic Value Special Situations Master Fund III, L.P. (“Fund III”), and Strategic Value Special Situations Offshore Fund III-A, L.P. (“Fund III-A”) and, collectively, the “Funds”) and beneficially owned by the Funds, Strategic Value Partners, LLC, as the investment manager of Fund I, SVP Special Situations II LLC, as the investment manager of Fund II, SVP Special Situations III LLC, as the investment manager of Fund III, SVP Special Situations III-A LLC, as the investment manager of Fund III-A, and Victor Khosla. According to the Schedule 13G/A, the address of the beneficial owners is c/o Strategic Value Partners, LLC, 100 West Putnam Avenue, Greenwich, CT 06830. Shares listed consist of (i) 2,152,375 shares of Common Stock, outstanding prior to the execution of the Second Lien Loan Agreement, (ii) 9,244 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014 and (iii) 428,323 shares of Common Stock issued and delivered to funds managed by Strategic Value Partners, LLC, as part of the Initial Share Issuance, based on its participation as a Second Lien Lender in the Second Lien Facility. Assuming shareholder approval of Proposal No. 1, funds managed by Strategic Value Partners, LLC will be issued and delivered 18,943,052 additional shares of Common Stock and will beneficially own a total of 21,532,994 shares of Common Stock.

Assuming shareholder approval of Proposals No. 1, No. 2 and No. 3, two of the Second Lien Lenders that do not currently beneficially own more than 5% of our stock will be issued and delivered shares of Common Stock causing them to exceed the 5% threshold.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company’s executive officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company’s Common Stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, together with information known to the company based on its obligations under the Second Lien Loan Agreement, the Company believes that during the fiscal year ended December 31, 2015, its executive officers, Directors and 10% holders complied with the Section 16(a) requirements.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) is a discussion of how we use different elements of compensation to achieve the objectives of our executive compensation program. This information should be read in conjunction with the data and associated narrative provided in the Summary Compensation Table and other tables following this CD&A.  For 2015, the following individuals were our named executive officers:

●	Gary Vogel, Director and Chief Executive Officer.

●	Adir Katzav, Chief Financial Officer.

●	Stanley H. Ryan, Director and former interim Chief Executive Officer.

●	Sophocles N. Zoullas, former Chairman and Chief Executive Officer.

●	Alexis P. Zoullas, former Director and Chief Operating Officer.

Compensation Objectives and Philosophy

We believe that the leadership and proven talents of our executive team are essential for our continued success and sustained financial performance. The primary objectives of our compensation program are to attract and retain highly qualified personnel for positions of substantial responsibility, and to provide incentives for such persons to perform to the best of their abilities, achieve our strategic objectives, enable the Company to compete effectively in the seaborne transportation industry and to promote the success of our business. Therefore, our compensation program is designed to attract, motivate and retain executives who possess the talent, leadership and commitment needed to operate our business, create and implement new opportunities, anticipate and effectively respond to new challenges, and make and execute difficult decisions.

The Compensation Committee believes that the Company's compensation programs should:

●	Align the interests of our executives with those of our shareholders;

●	Encourage and reward achievement of the Company's annual and longer-term performance objectives;

●	Promote the long-term success of the Company through an appropriate balance of current and long-term compensation opportunities;

●	Differentiate pay based on individual and company performance;

●	Reflect the market and provide competitive compensation opportunities based on performance;

●	Make wise use of our equity resources to ensure compatibility between senior management and shareholder interests; and

●	Balance incentives for constructive risk management.

How Our Compensation Decisions Are Made

The Company's executive compensation is determined by the Company's Compensation Committee.

Role of the Board of Directors and Compensation Committee

Our Board of Directors is responsible for establishing and administering our executive compensation and equity incentive programs. This duty of the Board of Directors has been delegated to the Compensation Committee in accordance with the Compensation Committee Charter. The Compensation Committee reviews executive performance to establish compensation and approves appropriate modifications to the named executive officers' compensation. The Committee also evaluates and recommends for approval by the Board of Directors, the annual compensation of the non-employee directors and oversees the equity compensation plans.

Role of the Compensation Consultant

In accordance with its Charter, the Compensation Committee has the authority to engage, retain and terminate a compensation consultant.  The Committee also has the sole authority to approve the fees of such consultant. The Compensation Committee does not currently retain the services of a consultant and did not do so during 2015.

Role of Management

The Compensation Committee has sole authority to establish annual compensation for the Company's named executive officers, and none of the named executive officers determines his own pay. At the request of the Compensation Committee, our Chief Executive Officer provides recommendations regarding compensation of our other named executive officers during the annual compensation approval process and information regarding compensation trends within the seaborne transportation industry.

Competitive Marketplace Assessment

Most of our direct business competitors are foreign companies that are not required to disclose compensation information for their executive officers on an individual basis and detailed compensation data is therefore limited or unavailable. Additionally, the management structures of comparable organizations are often non-traditional, further complicating direct comparison of positions and responsibilities. To provide context and to ensure that Eagle Bulk arrangements are reasonable, the Committee does reference compensation arrangements for executives at other similarly sized companies in the shipping industry for whom compensation data is publicly available.

Elements of the Company's Executive Compensation Program

Our compensation program is comprised of two main elements:

●	Fixed compensation in the form of base salary.

●	Variable incentive compensation which is delivered in cash and equity.

Fixed Compensation

Base Salary

Base salary provides a competitive rate of fixed pay and reflects different levels of responsibility within the Company, the skills and experience required for the job, individual performance and labor market conditions.

Variable Incentive Compensation

Annual Incentive Compensation

Due to the cyclical and volatile nature of the business in which the Company competes, like most companies in the shipping industry, the Company does not set performance targets with respect to incentive compensation. Instead, the Compensation Committee considers performance across a wide range of quantitative, qualitative, operational and strategic measures and determines annual incentive compensation on a discretionary basis following a comprehensive assessment of the macro-economic environment, the Company's performance, and each executive's contribution to that performance. The Committee believes that this approach provides for greater flexibility to reward executives for quick thinking and decisive actions taken to better position the Company in scenarios which may be difficult to predict or anticipate given the extreme volatility of the dry bulk shipping market.

Role of Our Shareholders

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations, we submitted a non-binding proposal to our shareholders at our 2015 Annual Meeting, consisting of an advisory vote to approve the compensation of our named executive officers, or a say-on-pay vote. Shareholders approved the say-on-pay vote relating to our 2014 compensation. In light of the approval of the say-on-pay vote, the Compensation Committee did not make specific changes to our executive compensation program in response to the vote. The Compensation Committee intends to consider the outcome of the Company's say-on-pay vote when making future compensation decisions for the named executive officers.

Long-Term Incentive Compensation – Equity Awards

The Committee believes that the effective use of stock-based long-term incentive compensation has been integral to the Company's success in the past and is vital to its ability to achieve continued strong performance in the future and therefore delivers a portion of each executive's incentive compensation in the form of equity. These awards are intended to align the interests of executives with those of shareholders, enhance the personal stake of executive officers in the growth and success of the Company, provide an incentive for the executive officers' continued service at the Company, and provide an opportunity for executives to increase their stock ownership levels.

In accordance with the prepackaged reorganization plan, on October 15, 2014, the Company adopted the 2014 Equity Incentive Plan (the “2014 Plan”), which provides for equity-based compensation, including in the form of restricted shares of the Company’s common stock and options to acquire shares of common stock. On October 15, 2014, in connection with the Company’s emergence from bankruptcy, the Company granted equity-based compensation under the 2014 Plan to the participating senior management and other employees of the reorganized Company with 2% in the form restricted shares of the Company’s common stock (on a fully diluted basis) as of such date, and two tiers of options to acquire 5.5% of the common stock (on a fully diluted basis) with different strike prices based on the equity value for the reorganized Company and a premium to the equity value, each of the foregoing to vest generally over a four year schedule through 25% annual installments commencing on the first anniversary of the grant date. The equity awards are subject to vesting, but the holders thereof are entitled to receive all dividends paid with respect to the underlying shares as if such shares had vested on the grant date (subject to forfeiture by the holder in the event that such grant is terminated prior to vesting unless the administrator of the 2014 Plan determines otherwise). The awards granted under the 2014 Plan contain adjustment provisions to reflect certain transaction involving shares of the Company’s common stock, including as a result of any dividend, recapitalization, or stock split, so as to prevent any diminution or enlargement of the holder’s rights under the award.

In addition, upon his commencement of employment with the Company, Mr. Vogel received 325,000 restricted shares of common stock of the Company, an option to purchase 325,000 shares of common stock at an exercise price per share equal to the fair market value of the common stock as of the grant date, and an option to purchase 325,000 shares of common stock at an exercise price per share equal to $13.00, in each case, subject to the terms of the Company’s 2014 Plan. The options shall have a five year term and shall vest ratably on each of the first four anniversaries of September 1, 2015, subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The restricted shares shall vest as to 100% of such restricted shares on September 1, 2018, subject to Mr. Vogel’s continued employment with the Company on the vesting date, subject to adjustment in the event Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, as set forth in his employment agreement.

Special Awards

From time to time, the Company also makes special cash incentive awards, as deemed appropriate by the Compensation Committee. The purpose of these payments is to recognize significant individual contributions that would not, in the view of the Compensation Committee, be fully accounted for under our annual compensation determinations. The amount of any special cash incentive award is determined and approved by the Compensation Committee. No named executive officer received a special award in 2015.

Other Elements

Perquisites

As a general matter, the Company does not provide perquisites for its executive officers.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. Our named executive officers participate in this plan on the same basis as our other full-time employees.

Employment Agreements

We have entered into an employment agreement with our Chief Executive Officer. The terms of the agreement are described in greater detail under the section entitled “Agreements with our Chief Executive Officer.”

Severance Benefits

Under the terms of his employment agreement, our Chief Executive Officer is entitled to certain payments and benefits if we terminate his employment without cause or he terminates employment for good reason, as these terms are defined in his contract. These benefits and payments are described in greater detail in the section below entitled “Potential Payments Upon Termination or Change-in-Control.”

Risk Assessment

The Compensation Committee believes that the Company's compensation objectives and policies do not create risks that are reasonably likely to have a material adverse effect on the Company. Determinations regarding incentive compensation are based on a discretionary assessment of a variety of factors related to the performance of the Company and the contributions of each executive officer to that performance. Incentive compensation awards are not tied to formulas based on short-term performance, and no one factor disproportionately affects incentive amounts, which diversifies the risk associated with any single indicator of performance. A significant portion of each executive's total compensation is delivered in the form of equity that vests over multiple years, thereby aligning the interests of our executive officers with those of our shareholders. Compensation is determined by our Compensation Committee, which is comprised solely of independent members of our Board of Directors.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), limits the deductibility of compensation to certain employees in excess of $1 million.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Disclosure and Analysis be included in this Report.

The Compensation Committee Consists of:
Bart Veldhuizen (Chairman) Paul M. Leand Jr. Gary Weston

2015 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the compensation of our executive officers, or the named executive officers, for the fiscal years ending on December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation (including special incentive award) ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary Vogel (Chief Executive Officer)(3)	2015	$225,000	$191,250	$1,907,750	$823,988	—	—	—	$3,147,988
Adir Katzav	2015	$350,000	—	—	—	—	—	$10,400	$360,400
(Chief Financial Officer)	2014	$350,000	—	$1,515,800	$1,072,784	—	—	$10,200	$2,948,784
	2013	$350,000	$650,000	—	—	—	—	$10,200	$1,010,200
Stanley H. Ryan(former Interim Chief Executive Officer)(4)	2015	$315,000	—	—	—	—	—	—	$315,000
Sophocles N. Zoullas	2015	$162,917	—	—	—	—	—	$10,400	$173,317
(former Chief Executive Officer)(5)	2014	$900,000	—	$8,905,887	$7,257,287	—	—	$30,267	$17,093,441
	2013	$900,000	$600,000	—	—	—	—	$30,267	$1,530,267
Alexis P. Zoullas	2015	$227,500	—	—	—	—	—	$10,400	$237,900
(former Chief Operating Officer)(6)	2014	$700,000	—	$2,204,800	$1,560,413	—	—	$10,200	$4,475,413
	2013	$700,000	$300,000	—	—	—	—	$10,200	$1,010,200

(1)

The amounts shown in this column represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” Estimates of forfeitures for service-based vesting are disregarded. See notes to our audited financial statements included in our 2015 Annual Report on Form 10-K, filed with the SEC on March 31, 2016, for the assumptions used.

(2)

Amounts shown in this column include Company matching contributions to the 401(k) Plan of $10,400, $10,200 and $10,200 for 2015, 2014 and 2013, respectively. Additionally, in accordance with the terms of his employment agreement, amounts shown for our former Chief Executive Officer include the cost paid by the Company for his life insurance, in the amounts of $20,067 for years 2014 and 2013.

(3)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. The salary earned, on pro-rata basis for the period from September 1, 2015, represents an annual base salary of $675,000. Pursuant to the employment agreement, on September 29, 2015, the Company granted to Mr. Vogel 325,000 restricted shares of common stock of the Company, an option to purchase 325,000 shares of Common Stock at an exercise price of $5.87 per share, and an option to purchase 325,000 shares of Common Stock at an exercise price of $13.00 per share, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder.

(4)	Mr. Ryan was appointed Chief Executive Officer on an interim basis from March 2015 to September 2015.

(5)

On March 9, 2015, the Company’s former Chief Executive Officer resigned from the Company. In connection with the resignation, the Company entered into a Separation Agreement and General Release with its former Chief Executive Officer. The agreement provide, among other things, a vesting of 270,270 of restricted shares of the Company’s common stock previously granted to its former Chief Executive Officer. All other equity awards previously granted by the Company to its former Chief Executive Officer were forfeited without consideration pursuant to the Separation Agreement.

(6)	Effective April 27, 2015, Mr. Zoullas separated from the Company and its subsidiaries with which he held a position.

2015 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to named executive officers during the fiscal year ended December 31, 2015:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or of Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards (2)
Gary Vogel	9/29/2015	325,000	-	-	$1,907,750
	9/29/2015		325,000	$5.87	$623,828
	9/29/2015		325,000	$13.00	$200,160

(1)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. Pursuant to the employment agreement, on September 29, 2015, the Company granted to Mr. Vogel 325,000 restricted shares of common stock of the Company, an option to purchase 325,000 shares of Common Stock at an exercise price of $5.87 per share, and an option to purchase 325,000 shares of Common Stock at an exercise price of $13.00 per share, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. The options have a five year term and will vest ratably on each of the first four anniversaries of the September 1, 2015. All of the restricted shares will vest on the third anniversary of September 1, 2015, subject to Mr. Vogel’s continued employment.

(2)

The amounts shown in this column represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” Estimates of forfeitures for service-based vesting are disregarded. See notes to our audited financial statements included in our 2015 Annual Report on Form 10-K, filed with the SEC on March 31, 2016, for the assumptions used.

Outstanding Equity Awards at Fiscal Year End 2015

The following table summarizes the equity awards held by the named executive officers as of December 31, 2015:

		Option Awards				Stock Awards
Name	Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary Vogel (Chief Executive Officer) (1)	9/29/2015					325,000	$1,144,000
	9/29/2015		325,000	$5.87	9/29/2020
	9/29/2015		325,000	$13.00	9/29/2020
Adir Katzav	12/02/2014					82,500	$290,400
(Chief Financial Officer)(2)	12/02/2014		103,125	$18.00	12/02/2021
	12/02/2014		123,750	$25.25	12/02/2021

(1)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. Pursuant to the employment agreement, on September 29, 2015, the Company granted to Mr. Vogel 325,000 restricted shares of common stock of the Company, an option to purchase 325,000 shares of Common Stock at an exercise price of $5.87 per share, and an option to purchase 325,000 shares of Common Stock at an exercise price of $13.00 per share, in each case, (i) subject to the terms of the Company’s 2014 Equity Incentive Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder. The options have a five year term and will vest ratably on each of the first four anniversaries of the CEO Effective Date. All of the restricted shares will vest on the third anniversary of the CEO Effective Date subject to Mr. Vogel’s continued employment.

(2)	As contemplated by the Company’s Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, which was confirmed by the United States Bankruptcy Court for the Southern District of New York, on December 2, 2014 the Company granted its Chief Financial Officer (i) 110,000 shares of New Eagle MIP Primary Equity of the Company, (ii) New Eagle MIP Options exercisable for 137,500 shares at an exercise price of $18.00 and (iii) New Eagle MIP Options exercisable for 165,000 shares at an exercise price of $25.25, the shares of restricted common stock and the options vest in four equal installments on each of the first four anniversaries of December 2, 2014.

Option Exercises and Stock Vested for Fiscal 2015

The following table summarizes the stock awards held by the named executive officers that vested during fiscal year ended December 31, 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on vesting of shares ($)
Gary Vogel	-	-	-	-
Adir Katzav(1)	-	-	27,500	$167,475
Sophocles N. Zoullas(2)	-	-	270,270	$2,564,862

(1)

As contemplated by the Company’s Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, which was confirmed by the United States Bankruptcy Court for the Southern District of New York, on December 2, 2014 the Company granted its Chief Financial Officer 110,000 shares of New Eagle MIP Primary Equity of the Company, which vest in four equal installments on each of the first four anniversaries of October 15, 2014. On October 15, 2015, 27,500 of such restricted shares vested and the closing price for our common stock on that date was $6.09 per share.

(2)

In connection with the termination of his employment, the Company entered into a separation agreement with Sophocles N. Zoullas, which provides for, among other things, the vesting of 270,270 restricted shares of common stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of October 15, 2014, and the Company’s 2014 Equity Incentive Plan. The restricted shares vested on March 17, 2015 and the closing price for our common stock on that date was $9.49 per share.

Retirement Benefits

We provide retirement plan benefits, discussed in this section below, that we believe are customary in our industry. We provide them to remain competitive in retaining talent and attracting new talent to join us.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. Up to tax law limits, we provide a 100% match for the first 3% of salary and 50% for the next 2% of salary participant.

Pension Benefits

The Company did not provide any pension benefits during the fiscal year ending December 31, 2015.

Nonqualified Deferred Compensation

The Company did not provide any nonqualified deferred compensation during the fiscal year ending December 31, 2015.

Potential Payments Upon Termination Or Change-In-Control

Under his employment agreement, in the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination. Mr. Vogel is subject to nonsolicitation and noncompetition covenants during the course of his employment and for 12 months following termination of employment for any reason.

The Company has granted to Mr. Katzav, pursuant to the Eagle Bulk Shipping Inc. 2014 Equity Incentive Plan, restricted stock and options of the Company that vest in equal annual installments. The applicable award agreements provide (i) that if the executive is terminated without cause or upon such executive’s death or disability, the unvested restricted stock and options granted under the 2014 Equity Incentive Plan will vest at the time of such termination (or death or disability) as though the grantee had remained employed with the Company for an additional year; and (ii) for the right to receive dividends on unvested restricted stock, subject to repayment of any dividends previously paid upon any forfeiture of such restricted stock.

The following tables show the potential payments upon termination or change of control to our Chief Executive Officer and our Chief Financial Officer, determined as if such event took place on December 31, 2015.

Gary Vogel(1)	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason
Severance	X	X	X	$1,645,313
COBRA	X	X	X	$59,649
Equity Awards(3)	X	X	X	$381,333
Adir Katzav(2)	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason
Equity Awards(3)	X	$96,800	X	$96,800

(1)

Under his employment agreement, in the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination.

(2)

The Company has granted to Mr. Katzav, pursuant to the Eagle Bulk Shipping Inc. 2014 Equity Incentive Plan, restricted stock and options of the Company that vest in equal annual installments. The applicable award agreements provide (i) that if the executive is terminated without cause or upon such executive’s death or disability, the unvested restricted stock and options granted under the 2014 Equity Incentive Plan will vest at the time of such termination (or death or disability) as though the grantee had remained employed with the Company for an additional year.

(3)

The value of the equity awards included in the table were calculated based on the amount of restricted shares that would have vested had the named executive officer remained employed for one additional year and the closing price of the common stock as of December 31, 2015, which was $3.52 per share. The stock options held by the named executive officers have exercise prices that exceed the closing price of the common stock as of December 31, 2015, which was $3.52 per share, and did not result in any additional value.

Agreements with our Chief Executive Officer

On July 6, 2015, we entered into an employment agreement with Gary Vogel, pursuant to which Mr. Vogel was appointed as our Chief Executive Officer effective as of September 1, 2015. Pursuant to his employment agreement, Mr. Vogel receives an annual base salary of $675,000 and is eligible to receive a discretionary cash bonus as determined by the Company’s Compensation Committee with a target amount equal to 125% of his annual base salary. In addition, Mr. Vogel received 325,000 restricted shares of common stock of the Company, an option to purchase 325,000 shares of common stock at an exercise price per share equal to the fair market value of the common stock as of the grant date, and an option to purchase 325,000 shares of common stock at an exercise price per share equal to $13.00, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder. The options shall have a five year term and shall vest ratably on each of the first four anniversaries of September 1, 2015, subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The restricted shares shall vest as to 100% of such restricted shares on September 1, 2018, subject to Mr. Vogel’s continued employment with the Company on the vesting date, subject to adjustment in the event Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, as set forth in the employment agreement. In the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination. Mr. Vogel is subject to nonsolicitation and noncompetition covenants during the course of his employment and for 12 months following termination of employment for any reason.

Agreements with our former Chief Executive Officer

On October 15, 2014, we entered into an amended employment agreement with Sophocles N. Zoullas pursuant to which Mr. Zoullas served as our Chief Executive Officer through his resignation which was effective as of March 9, 2015. The agreement had an initial term of five years; however, commencing on the third anniversary of the date thereof and each anniversary thereafter, the agreement automatically extended for additional one-year terms unless, not later than 90 days prior to any such anniversary, either party thereto notifies the other party that such extension shall not take effect. Under the agreement, either our Chief Executive Officer or we were permitted to terminate the employment agreement for any reason on 30 days’ written prior notice. We were also permitted to terminate our Chief Executive Officer’s employment at any time for cause. On February 19, 2015, Mr. Zoullas delivered written notice (the "Notice") to the Company purporting to be a Notice of Termination for Good Reason pursuant to the employment agreement. The Notice was the first correspondence received by the Company claiming that events or circumstances constituting Good Reason for Mr. Zoullas to terminate his employment under the employment Agreement had occurred. Effective March 9, 2015, Mr. Zoullas resigned from all positions that he holds or has ever held with the Company and its subsidiaries, including, without limitation, as a member of the Board. In connection with Mr. Zoullas's resignation, on March 9, 2015, the Company, a subsidiary of the Company and Mr. Zoullas entered into a Separation Agreement and General Release (the "Separation Agreement") that, subject to certain terms and conditions with respect to clauses (ii) and (iii) below, among other things, provides Mr. Zoullas with (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay, (ii) the vesting of 270,270 restricted shares of common stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of October 15, 2014, and the 2014 Plan and (iii) the Company's waiver of Mr. Zoullas's obligations pursuant to the covenant related to non-competition set forth in his employment agreement. Any and all other equity awards previously granted by the Company to Mr. Zoullas, including, without limitation, pursuant to those certain Option Award Agreements, dated as of October 15, 2014, between the Company and Mr. Zoullas shall be canceled without consideration pursuant to the Separation Agreement. Additionally, the employment agreement was terminated effective March 9, 2015 in accordance with the Separation Agreement and subject to the survival of certain provisions of the employment agreement (including the covenant related to non-solicitation set forth in the employment agreement). The Separation Agreement also includes mutual general releases and a covenant related to mutual non-disparagement.

Other Executive Officers

In accordance with the prepackaged reorganization plan, on October 15, 2014 (the “Effective Date”), the Company adopted the post-emergence Management Incentive Program, which provides for the distribution of New Eagle MIP Primary Equity in the form of shares of New Eagle Common Stock, and New Eagle MIP Options, to the participating senior management and other employees of the reorganized Company with 2% of the New Eagle Common Stock (on a fully diluted basis) on the Effective Date, and two tiers of options to acquire 5.5% of the New Eagle Common Stock (on a fully diluted basis) with different strike prices based on the equity value for the reorganized Company and a premium to the equity value, each of the foregoing to vest generally over a four year schedule through 25% annual installments commencing on the first anniversary of the Effective Date. The New Eagle MIP Primary Equity is subject to vesting, but the holder thereof is entitled to receive all dividends paid with respect to such shares as if such New Eagle MIP Primary Equity had vested on the grant date (subject to forfeiture by the holder in the event that such grant is terminated prior to vesting unless the administrator of the Management Incentive Program determines otherwise). The New Eagle MIP Options will contain adjustment provisions to reflect any transaction involving shares of New Eagle Common Stock, including as a result of any dividend, recapitalization, or stock split, so as to prevent any diminution or enlargement of the holder’s rights under the award.

Effective April 27, 2015, Alexis P. Zoullas, former Chief Operating Officer of the Company and former President of Eagle Shipping International (USA) LLC, separated from the Company and any of its subsidiaries with which he held a position. On May 1, 2015, the Company, Eagle International and Mr. Zoullas entered into a Separation Agreement and General Release (the “Separation Agreement”) in connection with Mr. Zoullas’s separation. Subject to certain terms and conditions, the Separation Agreement provides Mr. Zoullas with, among other things, (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay and (ii) the vesting of 40,000 restricted shares of common stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of December 2, 2014, and the Company’s 2014 Equity Incentive Plan, payable in accordance with the terms and conditions of the Separation Agreement. All other equity awards previously granted by the Company to Mr. Zoullas have been canceled. The Separation Agreement also includes mutual general release, a non-solicitation obligation on Mr. Zoullas, and a covenant related to mutual non-disparagement. Subsequent to Mr. Zoullas’ separation and entering into the Separation Agreement, the 40,000 restricted shares were forfeited pursuant to the terms of the Separation Agreement.

2015 DIRECTOR COMPENSATION TABLE

The following Director Compensation Table sets forth the compensation of our Directors (who were not named executive officers of the Company) for the fiscal year ending on December 31, 2015. Mr. Ryan will qualify as a named executive officer for the fiscal year ending on December 31, 2015 due to his service as interim Chief Executive Officer during 2015.

Name (a)	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-equity incentive plan compensation($) (e)	Nonqualified deferred compensation earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Randee E. Day(1)	$90,000					$25,000	$115,000
Justin A. Knowles(2)	$93,750					$25,000	$118,750
Paul M. Leand Jr. (3)	$160,000					$30,000	$190,000
Stanley H. Ryan(4)	$36,390					$340,000	$376,390
Bart Veldhuizen(5)	$91,250					$25,000	$116,250
Gary Weston(6)	$67,500					$25,000	$92,500

(1)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $10,000 and a cash retainer of $15,000 for serving as chairman of the Nominating and Governance Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $15,000 and a cash retainer of $10,000 for serving as member of the Nominating and Governance Committee. All other compensation represents yearend cash incentive of $25,000.

(2)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, for a member of the Compensation Committee a cash retainer of $10,000 and a cash retainer of $20,000 for serving as chairman of the Audit Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and $25,000 for serving as chairman of the Audit Committee. All other compensation represents yearend cash incentive of $25,000.

(3)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Charmin of the Board $140,000, member of the Compensation Committee and Nominating and Governance Committee a cash retainer of $10,000 for each committee. All other compensation represents yearend cash incentive of $30,000.

(4)

The fee earned, on pro-rata basis, represents a cash retainer for non-employee Director of $65,000, member of the Audit Committee a cash retainer of $10,000. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and $15,000 for serving as chairman of the Nominating and Governance Committee. All other compensation represents yearend cash incentive of $25,000 and salary in amount of $315,000 for the period from March 6, 2015 to September 15, 2015 of which Mr. Ryan served as the Company’s Chief Executive Officer.

(5)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, chairman of the Compensation Committee and a cash retainer of $10,000 for serving as member of the Audit Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $15,000 and a cash retainer of $15,000 for serving as chairman of the Compensation Committee. All other compensation represents yearend cash incentive of $25,000.

(6)

The fee earned, on pro-rata basis, represents a cash retainer for non-employee Director of $65,000. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and cash retainer of $10,000 for serving as a member of the Compensation Committee. All other compensation represents yearend cash incentive of $25,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of the end of the fiscal year 2015 with respect to securities that may be issued under the Company's equity compensation plans, which are comprised of the Eagle Bulk Shipping Inc. 2014 Equity Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,377,337	$14.09	2,342,554	(1)
Equity compensation plans not approved by security holders	none

(1)

Includes 2,342,554 shares of the Company’s common stock available for issuance pursuant to various types of awards under the 2014 Plan, including awards of restricted stock, in addition to, or in lieu of, options, warrants or rights.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee consists of Bart Veldhuizen (Chairman), Paul M. Leand Jr. and Gary Weston, none of whom were at any time during the year ended 2015 was an officer or employee of the Company or any of our subsidiaries.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is referred to as “householding,” potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this proxy statement is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement, or would like to receive separate proxy statements in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902 or making a request via telephone at (203) 276-8100.

OTHER MATTERS

Under the Company’s Second Amended and Restated By-Laws, only business stated in the Notice of Special Meeting of Shareholders (or any supplement thereto) shall be transacted at the Special Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Dated:     , 2016

EAGLE BULK

EAGLE BULK SHIPPING INC.
300 FIRST STAMFORD PLACE
STAMFORD, CT 06902

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10943-S45164 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EAGLE BULK SHIPPING INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E10944-S45164

EAGLE BULK SHIPPING INC.
Special Meeting of Shareholders
TBD, 2016 TBD
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gary Vogel and Adir Katzav, or either of them, each with the full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on May 10, 2016, that the shareholder(s) is/are entitled to vote, at the Special Meeting of Shareholders to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036 at TBD a.m., local time, on TBD, TBD, 2016, or at any adjournment or postponement thereof.

This proxy may be revoked at any time before it is exercised.

This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy will be voted "FOR" Proposals No. 1, 2, 3, 4 and 5.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side